EXHIBIT 10.5

LV ADMINISTRATIVE SERVICES, INC.
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017

September 3, 2008

Windswept Environmental Group, Inc.
Trade-Winds Environmental Restoration Inc.
North Atlantic Laboratories, Inc.
Environmental Restoration, Inc.
Restorenet, Inc.
Michael O’Reilly
895 Waverly Avenue
Holtsville, New York 11742
Attention: Chief Executive Officer

Re: Further Assurances

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement, dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the “Purchase Agreement”), by and among Windswept Environmental Group, Inc., a Delaware corporation (“Windswept”), Trade-Winds Environmental Restoration Inc., a New York corporation (“Trade-Winds”), North Atlantic Laboratories, Inc., a New York corporation (“North Atlantic”), Environmental Restoration, Inc., a New York corporation (“Environmental Restoration”), Restorenet, Inc., a New York corporation (“Restorenet”, and together with Windswept, Trade-Winds, North Atlantic and Environmental Restoration, the “Companies”), Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens U.S.”), as assignee of Laurus Master Fund, Ltd. (“Laurus”), Valens Offshore SPV I, LTD., a Cayman Islands company (“Valens Offshore”), as assignee of Laurus, and Psource Structured Debt Limited, a Guernsey company (“PSource” and, together with Valens U.S. and Valens Offshore as assignees of Laurus Master Fund, Ltd., collectively, the “Purchasers”), as assignee of Laurus, (b) the Letter Agreement, dated as of the date hereof (“Letter Agreement”), among Companies, Michael O’Reilly, individually (“Principal”), the Purchasers and LV Administrative Services, Inc., as agent for the Purchasers (the “Agent”) and (b) all documents, instruments and agreements executed in connection therewith (together with the Purchase Agreement and the Letter Agreement, collectively, the “Documents”). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Purchase Agreement or the Letter Agreement, as applicable.

In order to facilitate the closing of the transactions contemplated by the Letter Agreement within the time constraints of the Companies, the Principal, the Agent and the Purchasers have agreed that certain closing requirements may be waived, in whole or in part, as conditions to the disbursement under the Letter Agreement. In consideration thereof, the Companies and the Principal have agreed to satisfy the following conditions within the time periods and under the conditions set forth on the attached schedule (“Schedule A”), all in a manner (and when applicable, evidenced by agreements, instruments and documents) satisfactory in form and substance to the Agent.

The Companies and the Principal acknowledge and agree that their failure to satisfy the requirements set forth on Schedule A within the applicable time limit set forth thereon with respect thereto and/or the Companies’ or the Principal’s breach of any provision of this letter agreement shall, in each case, constitute an “Event of Default” under and as defined in the Documents.

Except as expressly provided herein, nothing contained herein shall act as a waiver or excuse of performance of any obligations contained in the Documents. No waiver, modification or amendment of any provision of this agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,

LV ADMINISTRATIVE SERVICES, INC.

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory
The foregoing is hereby accepted and agreed to
as of the date set forth above:

WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

TRADE-WINDS ENVIRONMENTAL GROUP, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

NORTH ATLANTIC LABORATORIES, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

ENVIRONMENTAL RESTORATION, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

SIGNATURE PAGE TO
POST-CLOSING LETTER

RESTORENET, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

/s/ Michael O’Reilly
Michael O’Reilly, Individually

SIGNATURE PAGE TO
POST-CLOSING LETTER

Schedule A

Receipt by the Agent of and satisfaction with each of the following in form and substance, and reflecting changes deemed necessary by the Agent, satisfactory to the Agent and its counsel in all respects by September 9, 2008:

1. [copies of the Insurance Policies];

2. endorsements to the Insurance Policies naming the Agent as an additional insured, lender loss payee and mortgagee (as mortgage trustee under the First Ship Mortgage dated as of September [ ], 2008) on the Insurance Policies;

3. original New York Certificate of Title for the New York State titled vessel (the “New York Vessel”) owned by Principal together with all such other documentation as Agent shall require to evidence Agent’s status thereon as first lienholder;

4. all such documentation, including without limitation, security agreements, as Agent shall require, to evidence the grant by principal of a first priority security interest in the New York Vessel together with all such documentation as Agent shall require to perfect Agent’s first lien security interest the New York Vessel; and

5. search results for the New York Vessel evidencing that no prior security interests, claims or encumbrances cover the New York Vessel.

SIGNATURE PAGE TO
POST-CLOSING LETTER